Exhibit

10.20.1

CONOCOPHILLIPS
KEY EMPLOYEE CHANGE IN CONTROL SEVERANCE PLAN
(Amended and Restated Effective

as of December 2, 2021)
The ConocoPhillips Key Employee Change in Control Severance

Plan (the "Plan") is hereby
amended and restated effective

as of December 2, 2021.

All capitalized terms used herein are
defined in Section 1 hereof.

Effective October 1, 2004, the Company adopted

this Plan for the

benefit of certain employees

of
the Company

and its Subsidiaries.

This Plan

was subsequently

amended and

restated

effective
December 31,

2008, then subsequently

amended and restated

as of the

Effective

Time (as that
term is

used in

the Employee

Matters Agreement between ConocoPhillips

and Phillips

66 dated

as
of

April

26,

2012),

then

further

amended

and

restated

effective

January 1,

2014.

This

Plan

is
hereby subsequently

amended

and

restated

effective

December

2,

2021,

which

restatement

wholly
replaces the prior restatement

(except as set forth below), by approval

of the Human Resources
and

Compensation

Committee

of

the

Board

of

Directors

of

ConocoPhillips

at

its

meeting

on
December 2, 2021.
This

Plan

is

intended

to

be

a

plan

maintained

primarily

for

the

purpose

of

providing

deferred
compensation for

a select group

of management

or highly compensated

employees, within

the
meaning of

Title I of

the Employee

Retirement Income Security

Act of

1974, as

amended, and

shall
be interpreted in a manner consistent with such intention.
SECTION 1.

DEFINITIONS.

As hereinafter used:
1.1

"Accounting Firm" has the meaning ascribed to such term in Section 2.4(b) of this Plan.
1.2

"Affiliate" has the meaning

ascribed to such term in

Rule 12b-2 of the General Rules

and
Regulations under the Exchange Act, as in effect on the Effective

Date.
1.3

"Associate" means, with

reference

to any

Person, (a) any

corporation, firm,

partnership,
association, unincorporated organization, or

other entity

(other than

the Company

or a

Subsidiary
of the

Company) of

which such

Person is an

officer or

general partner (or

officer or

general

partner
of a

general partner)

or is,

directly or

indirectly, the Beneficial

Owner

of 10%

or more

of any

class

of
equity securities,

(b) any trust

or other

estate

in which

such Person

has a

substantial

beneficial
interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (c) any
relative or spouse of

such Person, or any relative of

such spouse, who

has the same

home as such
Person.
1.4

"Beneficial Owner" means, with reference to any

securities, any Person if:

Exhibit

10.20.1

(a)

such Person

or any

of such

Person’s

Affiliates

and Associates,

directly

or
indirectly, is the "beneficial

owner"

of

(as

determined

pursuant

to Rule

13d-3

of

the

General
Rules

and

Regulations

under the

Exchange

Act, as

in

effect

on the

Effective

Date)

such
securities

or

otherwise

has

the

right

to

vote

or

dispose

of

such

securities,

including
pursuant to

any agreement,

arrangement, or

understanding (whether

or not in writing);
provided,

however,

that a

Person

shall not

be deemed

the "Beneficial

Owner" of,

or to
"beneficially

own,"

any

security

under

this

subsection

(a)

as

a

result

of

an

agreement,
arrangement, or understanding to vote such security if such agreement, arrangement,

or
understanding:

(i) arises solely from a revocable

proxy or consent

given in response to a
public ( i.e.
, not including a solicitation exempted

by Rule 14a-2(b)(2) of the General Rules
and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in

accordance with,

the applicable

provisions

of the

General

Rules and

Regulations
under the

Exchange Act,

and (ii) is

not then

reportable by

such Person

on Schedule 13D
under the Exchange Act (or any comparable or successor report);

(b)

such Person

or any

of such

Person’s

Affiliates

and Associates,

directly

or
indirectly,

has

the

right

or

obligation

to

acquire

such

securities

(whether

such

right

or
obligation is exercisable or effective

immediately or only after the passage of time or the
occurrence

of

an

event)

pursuant

to

any

agreement,

arrangement,

or

understanding
(whether or

not in

writing) or

upon the

exercise of

conversion

rights,

exchange

rights,

other
rights, warrants,

or options, or

otherwise; provided, however,

that a Person

shall not be
deemed the Beneficial

Owner of, or to

"beneficially own," (i)

securities tendered pursuant
to a

tender or

exchange offer

made by

such Person

or any

of such

Person’s

Affiliates

or
Associates

until

such

tendered

securities

are

accepted

for

purchase

or

exchange

or
(ii) securities issuable upon exercise of Exempt Rights; or

(c)

such

Person

or

any

of

such

Person’s

Affiliates

or

Associates

(i) has

any
agreement,

arrangement,

or

understanding

(whether

or

not

in

writing)

with

any

other
Person (or any Affiliate or Associate thereof)

that beneficially owns such

securities for the
purpose of

acquiring, holding,

voting (except as

set forth in

the proviso

to subsection (a)

of
this definition),

or disposing

of such

securities or

(ii) is a

member of

a group

(as that

term is
used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange

Act) that
includes any other Person that beneficially owns such securities;
provided, however,

that nothing in this definition shall cause a Person engaged in business as an underwriter of

securities to

be the

Beneficial Owner

of,

or to

"beneficially own,"

any securities
acquired through such

Person’s participation in good

faith

in

a

firm

commitment

underwriting

until
the

expiration

of

40

days

after

the

date

of

such

acquisition.

For

purposes

hereof,

"voting"

a
security shall include

voting, granting a

proxy, consenting or making a

request or demand

relating
to

corporate

action

(including,

without

limitation,

a

demand

for

a

stockholder

list,

to

call

a
stockholder

meeting

or

to

inspect

corporate

books

and

records),

or

otherwise

giving

an
authorization (within the

meaning of

section 14(a) of

the Exchange

Act) in

respect

of

such

security.

Exhibit

10.20.1

The terms

"beneficially own"

and "beneficially

owning" have meanings

that are

correlative
to this definition of the term "Beneficial Owner."
1.5

"Board" means the Board of Directors of the Company.
1.6

"Cause" means

(i) the willful

and continued

failure by the

Eligible

Employee

to substantially
perform the

Eligible Employee's duties

with the Employer

(other than any

such failure

resulting
from the

Eligible Employee's

incapacity

due

to physical

or mental

illness),

or

(ii) the

willful

engaging,
not

in

good

faith,

by

the

Eligible

Employee

in

conduct

which

is

demonstrably

injurious

to

the
Company or any of its Subsidiaries, monetarily or otherwise.
1.7

"Change in Control" means any of the following occurring on or after the Effective

Date:

(a)

any

Person

(other

than

an

Exempt

Person)

shall

become

the

Beneficial
Owner of

20% or

more of

the shares

of Common

Stock then

outstanding or

20% or

more

of
the

combined

voting

power

of

the

Voting

Stock

of

the

Company

then

outstanding;
provided, however, that no Change

of Control

shall

be deemed

to occur

for

purposes

of

this
subsection (a) if

such Person

shall become

a Beneficial

Owner of

20% or

more

of

the

shares
of Common Stock then outstanding or 20% or more of the combined voting power of the
Voting

Stock

of

the

Company

then

outstanding

solely

as

a

result

of

(i) any

acquisition
directly from the

Company or

(ii) any acquisition

by a

Person pursuant to

a transaction

that
complies with clauses (i), (ii), and (iii) of subsection (c) of this definition are satisfied;
(b)

individuals

who,

as

of

the

Effective

Date,

constitute

the

Board

(the
“Incumbent Board”)

cease for

any reason

to constitute

at least

a majority

of the

Board;
provided, however,

that any

individual becoming

a director

subsequent to

the Effective
Date,

whose

election,

or

nomination

for

election

by

the

Company’s

shareholders,

was
approved by a vote of at least a majority of the directors

then comprising the Incumbent
Board

shall be

considered

as

though

such individual

were

a

member of

the

Incumbent
Board; provided, further, that

there shall

be excluded, for

this purpose,

any such

individual
whose initial assumption of

office occurs as

a result of any

actual or threatened

election
contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(c)

the Company shall consummate a

reorganization, merger,

statutory share,
consolidation, or

similar transaction

involving the

Company or

any

of

its

subsidiaries

or sale
or

other

disposition

of

all

or

substantially

all

of

the

assets

of

the

Company,

or

the
acquisition of

assets or

securities of

another

entity

by the

Company

or any

of

its

subsidiaries
(a “Business Combination”), in

each case, unless,

following such Business Combination, (i)
50%

or

more

of

the

then

outstanding

shares

of

common

stock

of

the

corporation,

or
common

equity

securities

of

an

entity

other

than

a

corporation,

resulting

from

such
Business Combination

and

the

combined

voting

power

of

the

then

outstanding

Voting Stock
of such corporation or other entity

are beneficially owned, directly or

indirectly,

by all or
substantially

all

of

the

Persons

who

were

the

Beneficial

Owners

of

the

outstanding

Exhibit

10.20.1

Common Stock immediately prior to

such Business Combination in

substantially the same
proportions as

their ownership,

immediately prior

to such

Business Combination, of

the
outstanding

Common Stock,

(ii) no Person

(excluding

any Exempt

Person

or any

Person
beneficially owning,

immediately prior

to such

Business Combination,

directly

or indirectly,
20% or

more

of the

Common Stock

then outstanding

or 20%

or more

of the

combined
voting

power

of the

Voting

Stock

of the

Company

then

outstanding)

beneficially

owns,
directly or indirectly, 20% or more of

the then outstanding shares of

common stock of the
corporation,

or common equity securities of an entity other than a corporation, resulting from such Business

Combination or the

combined voting power

of the then outstanding
Voting Stock of

such corporation or

other entity, and (iii)

at least

a majority

of the

members
of the

board of

directors of the

corporation, or common

equity securities

of

an entity

other
than

a

corporation,

resulting

from

such

Business

Combination

were

members

of

the
Incumbent Board at

the time

of the

initial

agreement

or initial

action

by

the

Board

providing
for such Business Combination; or

(d)

the shareholders

of the Company

shall approve a

complete liquidation

or
dissolution of the Company unless such liquidation or dissolution is approved as part of a transaction that complies with clauses (i), (ii), and (iii) of subsection (c) of this definition.
1.8

"Code" means

the Internal

Revenue Code of

1986,

as

it may

be amended

from

time

to time.
1.9

"Common Stock" means the common stock, par value $.01 per share, of the Company.
1.10

"Company" means ConocoPhillips or any successors thereto.
1.11

" Company

Retirement Contribution Percentage"

means the

percentage, determined with
regard to a

Severed Employee as

of their

Severance Date, set

forth in

(a) the

Company Retirement
Contribution

feature under

the ConocoPhillips

Savings Plan

and (b) the

Supplemental Company
Retirement Contribution

feature under

the Company Retirement

Contribution Make-Up Plan

of
ConocoPhillips.

1.12

"Controlled Group" shall mean ConocoPhillips and its Subsidiaries.
1.13

"Credited

Compensation"

of

a

Severed

Employee

means

the

aggregate

of

the

Severed
Employee's

annual

base salary

plus his

or her

annual

incentive

compensation,

each

as

further
described

below.

For

purposes

of

this

definition,

(a) annual

base

salary

shall

be

determined
immediately

prior

to

the

Severance

Date

(without

regard

to

any

reductions

therein

which
constitute

Good Reason)

and (b) annual

incentive

compensation

shall be

deemed to

equal the
higher of

(i) the

Severed Employee’s most recently

established target (determined

at one

hundred
percent of target) for

annual incentive compensation

for such employee

prior to such

employee’s
Severance Date or

(ii) the

average of

the

most

recent

two annual

incentive

compensation

payments
to by

such Severed

Employee pursuant

to the

Variable

Cash Incentive

Program

or its

successor
program maintained by

the Employer

made before his

or her

Severance Date; provided,

however,
that for purposes of this clause (ii), (I) if such Severed Employee has been eligible to receive only

Exhibit

10.20.1

one such

annual incentive

compensation payment for

a period

ending before his

or her

Severance
Date,

the

amount

of

annual

incentive

compensation

for

purposes

of

determining

Credited
Compensation shall

be equal

to the

amount

of such

single

annual

incentive

compensation

payment
(if

any),

and

(II)

if

such

Severed

Employee

has

not

been

eligible

for

any

such

annual

incentive
compensation

payment,

the

amount

of annual

incentive

compensation

for

purposes

of

determining
Credited Compensation shall

be equal

to his

or her

most

recently

established

target (determined

at
one hundred

percent of

target) for annual

incentive compensation

for such

employee

prior

to such
employee’s

Severance Date.
1.14

"Effective Date" means the

effective date of

this Plan

as amended

and restated as

set

forth
in the preamble to this Plan.
1.15

"Eligible Employee" means any employee that is a Tier 1 Employee or a Tier 2 Employee.
1.16

"Employer" means the Company or any of its Subsidiaries.
1.17

"Exchange Act" means the Securities Exchange Act of 1934, as amended.
1.18

"Excise Tax" shall mean the excise tax

imposed by section

4999 of the

Code, together with
any interest or penalties imposed with respect to such excise tax.
1.19

"Exempt Person" means any

of the Company,

any entity controlled by the Company,

any
employee benefit plan (or related

trust) sponsored or maintained

by the Company or any

entity
controlled by the

Company,

and any

Person organized, appointed, or

established by the

Company
or any

entity controlled by

the Company for

or pursuant

to the

terms

of any

such

employee

benefit
plan.
1.20

"Exempt

Rights" means any

rights to

purchase shares

of Common Stock

or other

Voting
Stock of

the Company

if at

the time

of the

issuance thereof

such rights

are not

separable

from

such
Common Stock

or other

Voting Stock (
i.e.
, are

not transferable otherwise

than

in connection

with

a
transfer of the underlying

Common Stock or

other Voting Stock), except upon

the occurrence of

a
contingency,

whether such

rights exist

as of

the Effective

Date,

or are

thereafter

issued by

the
Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.
1.21

"Good Reason"

means the

occurrence, on

or after

the date

of a

Change in

Control,

and
without the Eligible Employee's

written consent, of (i) the assignment to

the Eligible Employee of
duties in

the aggregate

that are

inconsistent with

the Eligible

Employee's level

of responsibility
immediately

prior to

the date

of the

Change in

Control

or any

diminution in

the nature

of the
Eligible Employee's

responsibilities

from

those

in

effect immediately

prior

to the

date of

the

Change
in Control;

(ii) a reduction

by the

Employer in

the Eligible

Employee's annual

base salary or

any
adverse change in

the Eligible

Employee's aggregate annual

and

long

term

incentive

compensation
opportunity from

that in effect

immediately prior

to the

Change in Control

which change

is not
pursuant to a

program applicable to

all comparably

situated executives of

the

Employer;

or

(iii) the
relocation of

the Eligible

Employee's principal

place of

employment to

a location

more than

50

Exhibit

10.20.1

miles from

the Eligible

Employee's principal

place of

employment immediately prior

to the

date of
the Change in

Control; provided, however, that this clause (iii)

shall not be

considered to be Good
Reason

if

the

Employer

undertakes

to

pay

all

reasonable

relocation

expenses

of

the

Eligible
Employee

in connection

with

such

relocation,

whether

through

a

relocation

plan,

program,

or
policy of the Employer or otherwise.
1.22

"Net Benefit" shall mean the present value of the Payments

net of all Federal, state,
local, and foreign income, employment, and excise

taxes.
1.23

"Parachute Value"

of a Payment shall mean the present value as of the date of the change of control for purposes of section 280G of the Code of the portion of such Payment that constitutes a "parachute payment"

under section 280G(b)(2), as determined by the Accounting
Firm for purposes of determining whether and to what extent the Excise

Tax will

apply to such
Payment.
1.24

"Payment" shall mean any payment

or distribution in the nature of compensation
(within the meaning of section 280G(b)(2) of the Code) to or for the benefit of an Eligible
Employee, whether paid or payable pursuant to

this Plan or otherwise, by any Employer or by a
Person that is a party to the Change in Control.
1.25

"Person"

means

any

individual,

firm,

corporation,

partnership,

association,

trust,
unincorporated organization,

or other entity.
1.26

"Plan" means the ConocoPhillips Key

Employee Change in Control

Severance Plan, as

set
forth herein, as it may be amended from time to time.
1.27

"Plan Administrator"

means the

person

or persons

appointed

from time

to time

by the
Board, which appointment may

be revoked

at any time by

the Board.

At the Effective

Date, the
Plan Administrator

shall be

the Vice

President, Human

Resources and

Real Estate

and Facilities
Services of

the Company.

Any successor

to the

office of

Vice President,

Human

Resources

and

Real
Estate and Facilities Services (or to

a lesser or

greater position encompassing the role

of the most
senior officer

of the

Company

with

responsibility

over

the

Human

Resources

function)

shall

become
the

Plan

Administrator,

unless

and

until

the

Board

appoints

another

person

or

persons.

Notwithstanding the forgoing,

any person appointed

as

Plan

Administrator

shall

recuse

themselves
from any action with regard to

a claim relating to such person as an Eligible Employee.
1.28

"Public

Offering"

means

the

initial

sale

of

common

equity

securities

of

the

Company
pursuant to an

effective registration statement (other than

a registration

on

Form S-4

or S-8

or any
successor or similar forms) filed under the Securities Act of 1933.
1.29

"Retirement Plans" means

the ConocoPhillips Retirement Plan

and the

ConocoPhillips Key
Employee Supplemental Retirement

Plan.

1.30

"Safe Harbor Amount"

means, with

respect to

an Eligible

Employee, 2.99

times the

Eligible
Employee's "base amount," within the meaning of section 280G(b)(3) of the Code.

Exhibit

10.20.1

1.31

"Separation from Service"

means the

date on

which the

Participant separates from service
with the Controlled

Group within the

meaning of

Code section

409A, whether

by reason of

death,
disability, retirement, or otherwise.

In determining

Separation from Service,

with

regard to

a bona
fide leave of

absence that

is due

to any medically

determinable

physical

or

mental

impairment

that
can be expected to

result in death or can

be expected to

last for a continuous

period of not less
than six

months, where such

impairment causes the

Employee to be

unable to

perform the duties
of his or

her position of

employment or

any substantially

similar position of

employment, a

29-
month period

of absence

shall be

substituted for the

six-month period set

forth in section

1.409A-
1(h)(1)(i) of the regulations issued under section 409A of the Code, as allowed thereunder.
1.32

"Severance"

means

the

termination

of

an

Eligible

Employee's

employment

with

the
Employer on

or within two

years following

the date

of a

Change in

Control, (i) by

the Employer
other than for Cause, or (ii) by the Eligible Employee for Good Reason.

An Eligible Employee will
not be

considered to

have incurred a

Severance if his

employment is

discontinued

by reason

of

the
Eligible

Employee's

death

or

a

physical

or

mental

condition

causing

such

Eligible

Employee's
inability to substantially perform his

duties with the

Employer and entitling

him or her

to benefits
under any long-term
sick pay

or disability

income policy

or program

of

the

Employer.

Furthermore,
an Eligible Employee will

not be considered to have incurred a

Severance if employment with the
Employer is discontinued after the

Eligible Employee has been

offered employment with another
employer that has purchased a Subsidiary or division of the Company or all or substantially all of the assets of

a Subsidiary

or division of

the Company and

the offer of employment

from the other
employer

is at

the same

or greater

salary and

the same

or greater

target

bonus as

the Eligible
Employee

has

at

that

time

from

the

Employer.

Still

further,

an

Eligible

Employee

will

not

be
considered

to

have

incurred

a

Severance

as

a

result

of

(i)

the

Distribution,

(ii)

the

Eligible
Employee's transfer to the

controlled group of

Phillips

66 in

connection

with

the

Distribution,

or (iii)
the

Eligible

Employee's

transfer

to

the

Controlled

Group

in

connection

with

the

Distribution.

Notwithstanding

anything

herein

to

the

contrary,

Good

Reason

shall

not

be

deemed

to

have
occurred unless the Company shall have

been given (1) written notice of the Eligible

Employee's
assertion that

an event

constituting Good

Reason has

occurred,

which

notice

shall

be

given

not

less
than

30

days

prior

to

the

Severance

Date

to

which

such

notice

relates,

and

(2) a

reasonable
opportunity

to

cure

such

occurrence

during

such

30-day

period.

Furthermore,

in

order

to

be
considered a Severance, the

termination must also meet the requirements

of a Separation from
Service.
1.33

"Severance Date" means the date on which an Eligible Employee incurs a Severance.
1.34

"Severance Pay" means the payment

determined pursuant to Section 2.1 hereof.
1.35

"Severed Employee" means an Eligible Employee who has incurred a Severance.
1.36

"Salary

Grade"

means

a

classification

level

for

Employees

under

the

practices

of

the
Company.

Where Salary

Grades are used

in this

Plan, they

are

depicted

under

the

U.S.

practices

for

Exhibit

10.20.1

the Company.

Practices may vary in other countries or particular subsidiaries, and Salary Grades shall be transposed as necessary to reflect the practice in the relevant country or subsidiary.
1.37

"Subsidiary" means

any corporation or

other entity

that is

treated

as

a single

employer

with
ConocoPhillips after

the Distribution,

under section

414(b) or

(c) of

the Code;

provided, that

in
making this determination, in

applying section 1563(a)(1),

(2), and (3)

of the Code

for purposes of
determining a

controlled group of

corporations under section

414(b) of

the Code

and

for purposes
of determining trades or businesses

(whether or not incorporated) under common

control under
regulation section

1.414(c)-2 for

purposes of

section 414(c)

of the

Code, the

language “at

least
80%” shall

be used

without substitution as

allowed under regulations

pursuant to section

409A of
the Code.
1.38

"Tier 1

Employee" means

any employee of

the Employer

who is

in

Salary

Grade

26

or above
(under

the

Salary

Grade

schedule

of

the

Company

on

the

Effective

Date,

with

appropriate
adjustment for

any subsequent

change in such

Salary Grade

schedule), at

or subsequent to

the
time of the Change in Control.

1.39

"Tier 2

Employee" means

any employee

of

the

Employer, other

than

a

Tier

1 Employee,

who
is in Salary Grade 23 or above (under the Salary Grade schedule of the Company on the Effective
Date, with appropriate

adjustment for any

subsequent change

in such

Salary

Grade

schedule)

at or
subsequent to the time of the Change in Control.
1.40

"Value" of a

Payment shall mean

the economic

present value

of

a Payment

as

of the

date of
the change of control

for purposes of section

280G of the

Code, as determined

by the Accounting
Firm using the discount rate required by

section 280G(d)(4) of the Code.
1.41

"Voting Stock" means,

(i) with

respect to

a corporation, all

securities of

such corporation

of
any class or series that are entitled to vote generally in the election of, or to appoint by contract, directors of

such corporation

(excluding any

class or series

that would be

entitled so

to vote

by
reason of

the occurrence

of any contingency, so

long as

such contingency

has

not

occurred)

and

(ii)
with respect

to an entit

y

which is not

a corporation,

all securities of

any class

or series that

are
entitled to vote

generally in the

election of, or

to appoint by

contract, members of

the body

which
is most analogous to the board of directors of a corporation

.
SECTION 2.

BENEFITS.
2.1

Subject to Section 2.8, each Severed Employee shall be entitled to receive Severance

Pay
equal to the

sum of the

amounts determined under

Sections 2.1(a), (b),

(c), and (d),

as applicable.

Furthermore, for purposes of Employer compensation plans, programs, and arrangements,

each
Severed Employee shall be considered to have

been laid off by the Employer.

(a)

The amount that is the

Severed Employee's Credited Compensation, multiplied by
(i) 3, in the case of a Tier 1 Employee or (ii) 2 in the case of a Tier 2 Employee.

Exhibit

10.20.1

(b)
For Severed Employees

actively participating in the Retirement

Plans the amount
that is

the present

value, determined as

of the

Severed

Employee's

Severance

Date,
of

the

benefits

under

the

Retirement

Plans

that

would

result

if

the

Severed
Employee was

credited with the following

number of additional years

of age and
service under

the Retirement Plans:

(i) 3, in

the case

of a

Tier 1

Employee

or (ii)

2, in
the case of a Tier 2 Employee;

less the amount that is the

value determined as of
the Severed Employee’s Severance Date (including any additional credited service due to the circumstances

of the Severed Employee’s

termination) of the benefits
under

the

Retirement

Plans.

Present

value

shall

be

determined

based

on

the
assumptions

utilized

under

the

ConocoPhillips

Retirement

Plan

for

purposes

of
determining contributions under

Code section

412

for the

most

recently

completed
plan year.

No amounts provided under this Section 2.1(b) shall be

less than zero.

For the

avoidance of

doubt, with

respect to

a Severed

Employee who

is actively
participating in a cash

balance formula under the

Retirement Plans, the Severance
Pay

amount

determined

under

this

subsection

shall

be

the

amount

that

is

the
present

value

of

benefits

under

the

Retirement

Plans

that

would

result

if

the
Severed Employee

was credited with

the following number of

additional years of
pay

credits

and interest

credits

under the

Retirement

Plans as

of the

Severance
Date: (i) 3,

in the

case of

a Tier

1 Employee

or (ii)

2, in

the case

of a

Tier 2

Employee;
less

the

amount

that

is

the

value

determined

as

of

the

Severed

Employee’s
Severance Date of the benefits under the Retirement

Plans.

(c)
For

Severed

Employees

actively

participating

in

the

Company

Retirement
Contribution

Account feature

of the

ConocoPhillips Savings

Plan, as

that term

is
therein defined, the amount that would be the result of the Company Retirement
Contribution

Percentage

multiplied

by

the

Severed

Employee's

Credited
Compensation and (i) 3,

in the case

of a Tier 1

Employee or (ii)

2, in the case

of a
Tier 2 Employee.

(d) The amount that is equal to the sum of (i), (ii), and (iii):
(i)
The

lesser

of

the

difference

between

the

annual

COBRA

participant
contribution

amount

or

the

ConocoPhillips

Retiree

Medical

Pre-65

Plan
participant

contribution

amount,

as

applicable,

and

the

annual

active
employee contribution

amount, each

as of the

Severance Date,

based on
the active medical coverage for which the Severed Employee was enrolled as of

the Severance Date

multiplied by

(a) 3,

in the

case of

a Tier

1 Employee
or (b) 2, in the case of a Tier 2 Employee.

For the avoidance of doubt, any
Severed

Employee

or

dependents

who

are

over

the

age

of

65

on

the
Severance

Date

will

not

be

eligible

for

any

amounts

under

this

section
2.1(d)(i).
(ii)
The difference between

the annual

COBRA participant

contribution

amount
and

the

annual

active

employee

contribution

amount,

each

as

of

the

Exhibit

10.20.1

Severance Date, based

on the

active dental coverage

for which

the Severed
Employee was enrolled as of the Severance Date multiplied by (a) 3, in the case of a Tier 1 Employee or (b) 2, in the case of a Tier 2 Employee.
(iii)
The

difference

between

the

annual

cost

to

maintain

coverage

and

the
annual active

employee contribution, each

as of

the

Severance

Date,

for the
company-sponsored

life

insurance

coverage

(including

basic,

executive
basic, and supplemental) for which the Severed Employee was

enrolled on
the Severance Date multiplied by (a) 3, in the case of a Tier 1 Employee

or
(b) 2,

in the

case of

a Tier

2 Employee.

For the

avoidance

of doubt,

this
amount

will

be

calculated

using

differences

in

cost

ignoring

any

limits
imposed by

the insurance

carrier for portability

and

conversion

of coverage.
Any amounts provided under

this Section 2.1(d)

will not be

adjusted to reflect that
the Severed Employee’s

cost will no longer be pre-tax.
2.2

Severance Pay (as

well as

any amount payable

pursuant to Section

2.5 hereof)

shall

be

paid

to an

eligible Severed Employee

in a

cash lump

sum on

the

first

business

day

immediately

following
10 days after

the end

of the

period for

executing and delivering

the Severed

Employee's

release,

as
set forth in Section 2.8.
2.3

Upon Change in

Control, the following shall apply

to equity awards made

by the Company
to an Eligible Employee:
(a)
With

regard

to

all

equity awards

which

do

not

directly

provide

otherwise, each
Eligible Employee shall

become fully vested

in such

equity awards upon

incurring a
Severance

following

such

Change

in

Control,

and

such

equity

awards

shall

not
thereafter

be forfeitable

for

any reason

(except

that options

shall expire

and be
cancelled ten years from the date of their grant).
(b)
Any options granted to the Eligible Employee

shall be exercisable at the times set
forth

in

the

applicable

award

documents.

Each

such

option

shall

remain
outstanding until ten

years from the

date of

grant,

notwithstanding

any

provision

of
the option grant

or any plan

under which

the option may

have been granted to

the
contrary.
(c)
The date

of distribution

of any

stock or

other value

from such

awards shall be

as

set
forth in the applicable terms and conditions of the award.
2.4

With regard to any potential

Excise Tax

and the avoidance thereof:

(a)

Anything

in

this plan

to

the

contrary

notwithstanding,

if any

Parachute

Value

is
received

or is

expected

to be

received

under the

Plan, then

prior to

making any
payment of Severance

Pay under this

Plan, a

calculation

shall

be

made

comparing

(i)

Exhibit

10.20.1

the Net Benefit

to the Severed Employee

after payment of the

Excise Tax to (ii) the
Net

Benefit

to

the

Severed

Employee

if

the

Payments

are

limited

to

the

extent
necessary to avoid being

subject

to the Excise Tax.

If the amount

calculated under
clause

(i)

above

is

less

than

the

amount

under

clause

(ii)

above,

Severance

Pay
under this

Plan will

be reduced

to the

minimum extent necessary

to ensure that

no
portion of the Payments is subject

to the Excise Tax.

For avoidance of doubt, it is
intended that, for purposes of reducing the

Payments to the Safe Harbor Amount,
only amounts payable under this Plan (and no other Payments) shall be reduced.

(b)

All determinations required to be made under this Section 2.4 shall be made by a
nationally

recognized

certified

public

accounting

firm

designated

by

the

Plan
Administrator (the "Accounting

Firm").

The Accounting Firm

shall provide detailed
supporting calculations

both to

the Company

and each

Eligible Employee

within 15
business days

of the

receipt of

notice from

the Eligible

Employee that

there has
been a Payment, or such

earlier time as

is requested by the

Company.

All fees and
expenses

of

the

Accounting

Firm

shall

be

borne

solely

by

the

Company.

Any
determination by the Accounting Firm

shall be binding

upon the Company

and the
Eligible Employee.
2.5

Each Severed Employee shall be entitled to receive the

employee's full salary through the
Severance Date

and, subject to Section 2.8 but

notwithstanding any provision

of the Company's
Variable

Cash Incentive Program

or similar annual bonus incentive

plan to the contrary,

shall be
eligible for consideration

for an award

under such program or plan when

awards are made with
regard to the fiscal year under

such program or plan in which the Severance Date occurred.
2.6

The Company

will pay

to each

Eligible Employee

all reasonable

legal fees

and expenses
incurred

by such

Eligible Employee

in pursuing

any claim

under the

Plan, unless

the applicable
finder of

fact determines

that the

Eligible Employee's

claim

was frivolous

or

not

maintained

in good
faith.
2.7

The Company

shall be

entitled to

withhold and/or

to cause

to be

withheld

from

amounts

to
be paid

to the Severed

Employee hereunder any

federal, state, or local

withholding or

other taxes
or charges which it is from time to time required to withhold.
2.8

No Severed Employee

shall be

eligible to

receive Severance Pay or

other

benefits

under

the
Plan unless

he or

she first

executes a written

release substantially in

the form

attached

as

Exhibit A
hereto (or, if the

Severed Employee was

not a

United States employee,

a similar

release

which

is

in
accordance with the applicable

laws in the

relevant jurisdiction) and, to

the extent such release

is
revocable

by its

terms, only

if the

Severed

Employee does

not revoke

it.

Such release

must be
executed and delivered to

the Company within 30 days of the Employee’s

Severance Date.
SECTION 3.

PLAN ADMINISTRATION

.

Exhibit

10.20.1

3.1

The Plan

Administrator

shall administer

the Plan

and may

interpret

the Plan,

prescribe,
amend,

and

rescind

rules

and

regulations

under

the

Plan

and

make

all

other

determinations
necessary or

advisable for

the administration of

the

Plan,

subject

to all

of

the

provisions

of

the

Plan.
3.2

In the event of

a claim by

an Eligible Employee as

to the amount or

timing of any payment
or benefit,

such Eligible

Employee shall

present the

reason for his

or her

claim

in writing

to the

Plan
Administrator.

The Plan Administrator

shall, within

14 days

after receipt

of such

written claim,
send a written

notification to the

Eligible Employee as

to its disposition.

Except as provided in

the
preceding portion

of this

Section 3.2, all

disputes under

this Plan

shall be settled

exclusively

by
binding arbitration

in Houston,

Texas,

in accordance

with the

rules of the

American Arbitration
Association then

in effect.

Judgment may be

entered on the

arbitrator's award in

any

court

having
jurisdiction.
3.3

The Plan

Administrator may delegate any

of its

duties hereunder

to such

person

or

persons
from time to time as it may designate.
3.4

The Plan Administrator is empowered, on

behalf of the

Plan, to engage accountants, legal
counsel,

and

such

other

personnel

as

it

deems

necessary

or

advisable

to

assist

it

in

the
performance of its duties under

the Plan.

The functions of any such

persons engaged by the Plan
Administrator shall be

limited to

the specified

services and

duties for

which they

are engaged, and
such

persons

shall

have

no

other

duties,

obligations,

or

responsibilities

under

the

Plan.

Such
persons

shall

exercise

no

discretionary

authority

or

discretionary

control

respecting

the
management of the Plan.

All reasonable expenses thereof shall be borne by the Employer.
SECTION 4.

DURATION;

AMENDMENT; AND TERMINATION

.
4.1

This Plan,

in its

immediately

prior

version,

was

effective

on the

Effective

Date

and was
amended and restated effective as of the Effective Date.

If a Change in

Control has not occurred,
this Plan shall continue

in effect unless

and until it is

terminated as provided

in Section 4.2.

If a
Change in

Control occurs,

this Plan

shall continue

in full

force and effect

and shall

not terminate or
expire

until after

all Eligible

Employees who

become or

may become

entitled to

any payments
hereunder

shall have

received

such payments

in full

and all

adjustments

required

to

be

made
pursuant to Section 2 have been made.
4.2

(a)

If a Change

in Control

has not occurred,

this Plan may

be amended from

time to
time during

its term

by the

Company acting

through its

Board of

Directors or, to

the
extent

authorized

by the

Board of

Directors,

its officers,

provided

that any

such
amendment which

shall in

any manner

reduce, diminish,

or otherwise

adversely
affect

any

benefit

which

is

or

may

at

any

time

in

the

future

become

payable
hereunder,

or any

such amendment

which shall alter

the definition

of Change

in
Control,

shall

be

made

effective

not

less

than

two

years

after

the

action

of

the
Company authorizing such

amendment, unless, and

then only to the

extent that,
such amendment

is or

becomes necessary

in order

to assure

continued

compliance
by this Plan with any applicable state or federal

law or regulation.

Exhibit

10.20.1

(b)

The Company

may, by action of

its Board

of

Directors,

terminate

this

Plan,

provided,
however,

that

the

effective

date

of

such termination

shall be

not

less

than two
years

from

the

date

of

such

Board

action.

Provided

further that

in

the event

a
Change

in

Control

shall

occur

prior

to

the

effective

date

of

termination,

the
provisions of Section 4.2(c) shall apply.
(c)

If

a

Change

in

Control

shall

occur

while

this

Plan

is

in

effect,

no

then-pending
amendment or termination shall

take effect, this Plan shall

remain in full

force and
effect

as

at

the

Change

in

Control,

and

this

Plan

shall

terminate

automatically
without further

action on

behalf of

the Company

immediately

following

the

making
of all payments to Eligible Employees under this Plan.
SECTION 5.

GENERAL PROVISIONS.
5.1

Except as otherwise

provided herein or

by law, no right

or interest of

any Eligible

Employee
under

the

Plan

shall

be

assignable

or

transferable,

in

whole

or

in

part,

either

directly

or

by
operation

of

law

or

otherwise,

including

without

limitation

by

execution,

levy,

garnishment,
attachment,

pledge,

or

in

any

manner;

no

attempted

assignment

or

transfer

thereof

shall

be
effective;

and no right

or interest

of any

Eligible Employee

under the

Plan shall

be liable

for,

or
subject to, any obligation

or liability of

such Eligible

Employee.

When a

payment is due

under this
Plan to

a Severed

Employee who

is unable to

care for

his or her

affairs,

payment may

be made
directly to his or her legal guardian or personal representative.
5.2

If

any

Employer

is obligated

by

law or

by

contract

to pay

severance

pay,

a

termination
indemnity, notice pay, or the

like, to a

Severed Employee, or

if any

Employer is

obligated by law

to
provide advance notice

of separation ("Notice

Period")

to a

Severed

Employee,

then

any

Severance
Pay hereunder to such Severed Employee shall be reduced by the amount of any such severance pay,

termination

indemnity,

notice

pay,

or

the

like,

as

applicable,

and

by

the

amount

of

any
compensation received during

any Notice

Period.

This

provision

specifically

includes

any

payments
or obligations under

the ConocoPhillips

Severance Pay Plan,

as effective on

the

Effective Date

or as
subsequently amended, or

under the ConocoPhillips

Executive Severance Plan as effective on

the
Effective Date or as subsequently amended.

Furthermore, if an Eligible Employee has willful and
bad faith

conduct demonstrably injurious

to Company

or its

Subsidiaries, monetarily

or otherwise,
after receiving Severance

Pay,

the Company may

offset an amount equal

to such Severance

Pay
against any other amounts due from other plans or programs, unless otherwise required by law.
5.3

Neither the

establishment of

the Plan,

nor any

modification

thereof, nor

the

creation

of

any
fund, trust, or account, nor the payment

of any benefits shall be construed

as giving any Eligible
Employee, or

any person

whomsoever, the right to

be retained in

the service

of the

Employer, and
all Eligible

Employees shall

remain subject

to discharge to

the same

extent as if

the Plan

had never
been adopted.

Exhibit

10.20.1

5.4

If

any

provision

of

this

Plan

shall

be

held

invalid

or

unenforceable,

such

invalidity

or
unenforceability shall not affect any other

provisions hereof, and this Plan shall

be construed and
enforced as if such provisions had not been included.
5.5

This Plan

shall be

binding upon

the heirs,

executors, administrators,

successors,

and

assigns
of

the

parties,

including each

Eligible

Employee,

present

and

future,

and

any

successor

to

the
Employer.
5.6

The headings and captions herein are provided for reference

and convenience only,

shall
not be considered part of the Plan, and shall not be employed in the construction of the Plan.
5.7

The Plan shall not be funded.

No Eligible Employee shall have any right to,

or interest in,
any assets

of any

Employer that

may be applied

by the Employer

to the payment

of benefits

or
other rights under this Plan.
5.8

Any notice or

other communication required

or permitted pursuant

to the terms

hereof
shall have

been duly

given when

delivered

or mailed

by United

States

Mail, first

-class, postage
prepaid, addressed to the intended recipient at his, her or its last known address.
5.9

This Plan shall be construed and enforced according to the laws of the State of Delaware.
The Plan is hereby

amended and restated

effective as

of the Effective

Date; provided,

however,
that in

the event that

a Change

in Control

occurs on

or before December

1, 2023,

the provisions

of
the immediately prior

version of

this Plan

shall control

to the

extent

that

those

provisions,

or any

of
them,

are

more

favorable

to

a

Severed

Employee

and

have

not

been

waived

by

that

Severed
Employee.

For the avoidance of doubt all Eligible Employees who previously were eligible for an
Excise

Tax

gross-up

under the

plan

have

waived

these

benefits

as

of the

effective

date

of this
amended and restated Plan.

Executed this __ day of December 2021, by a duly authorized officer of the Company.
CONOCOPHILLIPS

By:

/s/ Heather G. Sirdashney

Dated: 12/2/2021
Heather G. Sirdashney
Vice President, Human Resources and Real Estate

and Facilities Services

Exhibit
10.20.1

Exhibit A
Date of Delivery

to Employee:
_________

Deadline for Receipt by the Company:
____________
WAIVER AND RELEASE OF CLAIMS

Introduction and General Information

to Employee.

Signing

this

Waiver and

Release

of Claims

is
one condition

to receiving

certain benefit

payments (“Benefits”)

under the

ConocoPhillips Executive
Severance Plan (the “Plan”)

offered by ConocoPhillips (the “Company”).

You should thoroughly review
and understand

the effect

of this

Waiver and

Release of

Claims and

consult with

an attorney

before
signing it.

To the extent you have any claims covered by this Waiver and Release of Claims, you will be giving up potentially valuable rights by signing.

You may take

time to consider whether or not to sign
this Waiver

and Release of Claims.

If you sign this

Waiver and

Release of Claims and

deliver it to

the
Company as set

forth below, and if the

Company’s designated recipient

receives

the

Waiver and

Release
of Claims on

or before the

date indicated above as

the “Deadline for

Receipt by the Company,” and you
do not

revoke

the Waiver

and Release

of Claims

within seven

(7) days

following receipt,

you will

be
entitled to Benefits

under the Plan

if you are

otherwise eligible.

If the signed

Waiver and

Release of
Claims is

not received

by the

deadline, or

if you

revoke

it during

the seven

(7) day

period following
receipt, no Benefits will be paid.
1.
General

Release.

In

consideration

of,

and subject

to,

the payments

to

be

made

to

me

by

the
Company or any

of its

subsidiaries, pursuant to the

Plan,

which

I acknowledge

that I

would

not otherwise
be entitled to receive, I hereby waive any claims I may have for employment or re-employment by the
Company or any subsidiary or parent of the Company after the date hereof, and I further agree to and do release and forever discharge

the Company or any subsidiary

or parent of the Company,

and their
respective past and

present officers, directors, shareholders, employees, agents, and assigns, as

well

as
any employee benefit

plans maintained by the

Company or

any subsidiary

or parent

of the

Company

and
fiduciaries, employees,

and agents

of such

plans, and

any related

parties (all

of which

are hereafter
referred to as the “Released

Parties”) from any and all

claims and causes

of action, known

or unknown,
arising

out

of

or

relating

to

my

employment

with

the

Company

or

any

subsidiary

or

parent

of

the
Company (including the termination of that employment), except claims that the law does not permit
me to

waive by

signing this

Waiver

and Release

of Claims.

Such possible

claims or

causes of

action
include, but are

not limited to,

wrongful discharge,

contract, breach

of contract,

tort, fraud,

the Civil
Rights Acts (including, but not limited to, Title VII of the Civil Rights Act of 1964 and sections 1981 and
1983 of the Civil Rights Act of 1866), the Age Discrimination in Employment Act (“ADEA”),

the Worker
Adjustment and Retraining

Notification Act (“WARN”), the Employee

Retirement Income Security

Act
(“ERISA”), the Americans with

Disabilities Act (“ADA”), the Americans with

Disabilities

Act Amendments
Act

(“ADAAA”),

the

Family

and

Medical

Leave

Act

(“FMLA”),

the

Texas

Labor

Code,

and

any

other
federal,

state,

or

local

legislation

or

common

law

relating

to

employment

or

discrimination

in
employment or otherwise, except as

specifically excluded in paragraph

4 below.
PLEASE READ CAREFULLY
THIS AGREEMENT INCLUDES A RELEASE OF
ALL KNOWN AND UNKNOWN CLAIMS

Exhibit
10.20.1

2.
Extent of Release.

For the purpose of

implementing a full

and complete release and discharge of
the Released Parties,

I expressly acknowledge that

the release I

am giving in

this

document

is intended
to include in its effect, without

limitation, all claims I may

have against the Released Parties, whether
known, unknown, or

suspected at the

time I

delivered to

the designated

recipient

for the

Company

this
signed Waiver and Release of

Claims, and regardless of whether

the knowledge of such

claims, or the
facts upon which

they might be

based, would materially have

affected my decision to

sign this Waiver
and Release of

Claims, and that

the consideration given under

this Waiver

and Release

of Claims

is also
for the release

of those claims

and contemplates the

extinguishment

of any

such

claims.

In furtherance
of this Waiver and Release of

Claims, I waive any rights provided

by California Civil Code section

1542
or other similar local, state, provincial,

or federal law.

Section 1542 states:
“A general release does not

extend to claims

which the creditor

does not know

or
suspect to exist

in his favor

at the time

of executing the

release,

which

if known

by
him must have materially affected

his settlement with the debtor.”
Some of

the types of

claims that I

acknowledge I am

releasing, although there

may be others

not listed
here, are claims

I may have

under any applicable

labor agreement and

claims under any

federal,

state,
or local statute, ordinance,

order, or law

arising out of or relating to the terms and conditions

of my
employment with the Company and the termination

of my employment, including claims such as:
a.
Discrimination on the

basis of sex,

race, color,

national

origin,

religion,

sexual
orientation, disability,

veteran status,

or any other legally protected status;
b.
Harassment,

wrongful

discharge,

or

retaliation,

including

retaliatory
discharge,

arising

under

local,

state,

or

federal

law,

including

any

worker’s
compensation or whistleblower statute;
c.
Any other

possible restrictions

on the

Company’s

ability to

end its

employees’
employment at will, including but not limited to (i) violation of public policy, (ii) breach of any

express

or

implied

covenant

of

the

employment

contract,

and

(iii)

breach

of

any
covenant of good faith and

fair dealing;
d.
Unpaid wages, including, but

not limited to claims

for unpaid overtime, break, meal,
or rest periods;
e.
Amounts determined under an incentive

compensation or bonus program

of the
Company,

including, but not limited to, the varying amounts

at its discretion;
f.
Civil

claims

of

negligence,

defamation,

business

disparagement,

invasion

of
privacy,

personal injury,

fraud, misrepresentation,

or infliction

of emotional

or mental
distress;

g.
Matters for which a civil

action may be

brought under section 502

or section
510 of

ERISA, except

as specifically

excluded

in paragraph

4 below

(“Exceptions

to
Release”); and
h.
Claims for breach of any agreement(s) ancillary to my employment with the
Company.
3.
Release of Claims under the

Age Discrimination in Employment Act.

In consideration for receiving
the Benefits from

the Company or

any of its

subsidiaries, I specifically

waive all existing

rights

and claims
I may have

against the Released Parties under

the Age Discrimination

in Employment Act,

29 USC § 621
et seq., and any

other applicable federal,

state, or

local statute

or law involving

age discrimination.

I
acknowledge that the

Benefits constitute independent consideration for this

release of liability

and are

Exhibit
10.20.1

in addition to

any other payment

to which I

am entitled.

I further acknowledge

that I

have been

advised
to consult with an attorney of my

own choosing before executing

this Waiver and Release of Claims.

4.
Exceptions to Release.

The Waiver and Release of Claims does

not release any claims related

to:
a.
The business expense reimbursement

policy of the Company or any of its subsidiaries;
b.
Claims pursuant

to section

502(a)(1)(B) of ERISA

to recover

benefits under

the terms

of the
employee benefit plans

of the Company or

any of its subsidiaries

as applicable to me on

the
date of my employment termination;
c.
Claims made for work-related

injuries under applicable worker’s

compensation statutes;
d.
Any claim that

may arise after

the date this

signed Waiver and Release

of Claims is

delivered

to
the designated recipient for the

Company; and
e.
My rights

to indemnification

under any

indemnification agreement,

applicable law,

and the
certificates of incorporation and bylaws of the Company or

of any subsidiary of the

Company,
and my rights under any directors’

and officers’ liability insurance policy covering

me.
Nothing in this

Waiver and Release of

Claims, however, will limit my

right to report

possible

violations

of
law to any governmental

agency,

make other disclosures that

are protected under the

whistleblower
provisions of federal, state, or local law,

or testify, assist, or participate in an investigation,

hearing, or
proceeding conducted by the EEOC, EPA, DOL, SEC, IRS, or

any other governmental agency.

Nothing in
this

Waiver

and

Release

of

Claims

limits

my

right

to

receive

an

award

or

incentive

payment

for
information provided to

any governmental agency.

5.
Review Period and Revocation Period.

I acknowledge that

I have been

given

a period

of twenty-one
(21) calendar

days within

which to

review and

consider the

provisions of

this Waiver

and Release

of
Claims, whether I

choose to do

so or

not.

I understand and acknowledge

that the Company has

advised
me

in

writing

that

I

have

seven

(7)

calendar

days

following

the

timely

delivery

to

the

designated
representative of

the Company of

this properly executed

Waiver and

Release of Claims to

revoke my
acceptance of this

Waiver and Release of

Claims.

I understand the revocation

can be

made by

delivering
a written notice

of revocation to ConocoPhillips,

Attn: _________________________.

I understand

and
acknowledge that _________________ is the

designated recipient for the Company of

this Waiver and
Release of Claims

and that I

must deliver to

him at the

foregoing address this signed

Waiver and

Release
of Claims

on or

before

the deadline

set out

above

in order

to be

entitled to

receive the

Benefits.

I
understand that for the

revocation to be effective, the

Company through the designated

recipient

must
receive

written

notice

no

later

than

the close

of business

on

the seventh

day

after

I deliver

to

the
designated

recipient

for

the

Company

this

signed

Waiver

and

Release

of

Claims.

This

Waiver

and
Release of

Claims shall

not become

effective

or enforceable,

and the

Plan Benefits

will not

become
payable until after the seven

-day revocation period has expired,

but in no event prior to the effective
date of my termination of

employment, whether designated as a

layoff or other form

of termination of
employment.

I acknowledge

that

I have

had

adequate

time to

read

and

consider

this

Waiver

and
Release of

Claims before

executing

it.

I acknowledge

that I

have signed

this Waiver

and Release

of
Claims voluntarily, knowingly, of my own free will, with

the intent to be

legally bound by the

same, and
without reservation or duress, and that no promises or representations have been made to me by any person to induce me to do so other than the promise of

Benefits set forth in the first paragraph above
and the Company’s acknowledgment

of my rights reserved under the fourth

paragraph above.
6.
Choice of

Laws.

I understand, acknowledge, and

agree that this

Waiver and Release of

Claims shall
be construed, interpreted,

governed, and enforced

in accordance with the laws of the State

of Texas,
without giving effect to

any conflict of law

principles.

I agree that all

disputes and actions arising

out of

Exhibit
10.20.1

or relating to this

Waiver and Release of Claims

shall be litigated solely

and exclusively in the

state or
federal courts

located in Harris

County,

Texas.

I submit to the

personal jurisdiction

of said courts for
purposes of any such disputes or actions.
Employee Signature:____________________________

Date:

________________________
Employee Name Printed:

______________________

Employee No: ________________